Exhibit 20.5

CAPITAL ONE MASTER TRUST (COMT)

Performance Summary - April 2008

Capital One Master Trust (COMT)

Series		COMT 1998-1
Size		$91, MM
Expected Maturity (Class A)		04/15/2008

Gross Monthly Payment Rate		18.54%
Delinquency Rate:	30 - 59 Days	1.15%
	60 - 89 Days	0.89%
	90+ Days	2.34%

Excess Spread Analysis

Series	COMT 1998-1
Portfolio Yield	20.04%
Weighted Average Coupon	-0.40%
Servicing Fee Percentage	1.50%
Net Loss Rate	5.09%

Excess Spread Percentage
Apr-08	13.85%
Mar-08	7.43%
Feb-08	8.26%
3-Month Average Excess Spread	9.85%

Capital One Master Trust (COMT)

Note: Servicing Fee Percentage includes 0.75% paid as Servicer Interchange to Capital One Bank (USA), National Association as the Servicer of the Capital One Master Trust.

CAPITAL ONE MASTER TRUST (COMT)

Performance Summary - April 2008

Capital One Master Trust (COMT)

Series		COMT 2001-6
Size		$1,300 MM
Expected Maturity (Class A)		8/15/2008

Gross Monthly Payment Rate		18.54%
Delinquency Rate:	30 - 59 Days	1.15%
	60 - 89 Days	0.89%
	90+ Days	2.34%

Excess Spread Analysis

Series	COMT 2001-6
Portfolio Yield	20.04%
Weighted Average Coupon	3.27%
Servicing Fee Percentage	2.00%
Net Loss Rate	5.09%

Excess Spread Percentage
Apr-08	9.68%
Mar-08	10.11%
Feb-08	10.87%
3-Month Average Excess Spread	10.22%

Capital One Master Trust (COMT)

Note: Servicing Fee Percentage includes 0.75% paid as Servicer Interchange to Capital One Bank (USA), National Association as the Servicer of the Capital One Master Trust.

CAPITAL ONE MASTER TRUST (COMT)

Performance Summary - April 2008

Capital One Master Trust (COMT)

Series		COMT 2002-1
Size		$1,000 MM
Expected Maturity (Class A)		1/15/2009

Gross Monthly Payment Rate		18.54%
Delinquency Rate:	30 - 59 Days	1.15%
	60 - 89 Days	0.89%
	90+ Days	2.34%

Excess Spread Analysis

Series	COMT 2002-1
Portfolio Yield	20.04%
Weighted Average Coupon	3.06%
Servicing Fee Percentage	2.00%
Net Loss Rate	5.09%

Excess Spread Percentage
Apr-08	9.89%
Mar-08	10.33%
Feb-08	11.03%
3-Month Average Excess Spread	10.42%

Capital One Master Trust (COMT)

Note: Servicing Fee Percentage includes 0.75% paid as Servicer Interchange to Capital One Bank (USA), National Association as the Servicer of Capital One Master Trust.